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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                OCTOBER 25, 1999


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         DELAWARE                           1-13087               04-2473675
(State or other jurisdiction            (Commission File      (I.R.S. employer
      of incorporation)                      Number)         Identification No.)



                               800 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02199
              (Address of principal executive offices and zip code)



                  Registrant's telephone number, including area code:
                                 (617) 236-3300


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ITEM 5.  OTHER EVENTS

         Following the issuance of a press release on October 25, 1999, announcing the Company's results for the third quarter ended September 30, 1999, the Company intends to provide, to certain investors and analysts at their request, supplemental information regarding the Company's operations that is to voluminous for a press release. The Company is attaching this supplementary operating and financial data as Exhibit 99.1 and the press release as Exhibit
99.2 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

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

EXHIBIT NO.
99.1         The Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended
             September 30, 1999.

99.2         The Boston Properties, Inc. press release dated October 25, 1999 for the quarter ended
             September 30, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 1999                        BOSTON PROPERTIES, INC.

                                              /s/  David G. Gaw
                                              ----------------------------------
                                              By:  David G. Gaw
                                                   Chief Financial Officer